UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 23, 2009
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15611                  76-0547750
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts                  02026
     (Address of principal executive offices)                      (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Renewal Notice
--------------

     On September 23, 2009, iParty Corp. (the "Company") notified Mr. Sal Perisano, the Company's Chief Executive Officer, and Ms. Dorice Dionne, the Company's Senior Vice President - Merchandising, pursuant to the terms of their respective employment agreements, that the Company intends to negotiate in good faith with respect to an extension of their employment agreements, which notice is described under their respective employment agreements as the renewal notice. By delivering the renewal notices, Mr. Perisano and Ms. Dionne's employment terms are extended for a period of six months, from March 31, 2010 to September 30, 2010, and the Company will enter into negotiations with Mr. Perisano and Ms. Dionne on the terms of new, mutually agreeable employment agreements.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     iPARTY CORP.

                                                     By: /s/ David Robertson
                                                         -----------------------
                                                         David Robertson
                                                         Vice President and
                                                         Chief Financial Officer

Dated: September 28, 2009